UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2008

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33274	20-5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440-808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On February 4, 2008, TravelCenters of America LLC, or TravelCenters, issued a press release announcing certain litigation it commenced on February 1, 2008 as well as another litigation it became aware of that same day affecting TravelCenters.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

99.1                         Press release dated February 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President and Chief Financial Officer

Dated: February 7, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 4, 2008.